Exhibit 10.9.5 Quaker City Federal Savings and Loan Association Change in Control Agreement Renewal and Extension Acknowledgment between Quaker City Federal Savings and Loan Association and Kathryn M. Hennigan dated July 1, 1999.



               QUAKER CITY FEDERAL SAVINGS AND LOAN ASSOCIATION
                          CHANGE IN CONTROL AGREEMENT
                     RENEWAL AND EXTENSION ACKNOWLEDGMENT




Name of Participant:         Kathryn M. Hennigan
                    -----------------------------------------



The undersigned participant does hereby acknowledge that, at their regularly scheduled meeting on June 17, 1999, the Board of Directors of Quaker City Federal Savings and Loan Association acted to renew and extend the Quaker City Federal Savings and Loan Association Change in Control Agreement with the undersigned participant to a full twenty-four (24) month term, until June 30, 2001.


Dated this ___1st___ day of ____July____, A.D., ______1999_______.



                                          QUAKER CITY FEDERAL SAVINGS AND LOAN
                                          ASSOCIATION


  /s/ Kathryn M. Hennigan                 By:  /s/ Frederic R. McGill
---------------------------                  --------------------------
Participant                               President